Provisions	12 Months Ended
Dec. 31, 2022
Disclosure Of Provision [Abstract]
Note 17 - Provisions
Note 17 – Provisions

A.	Composition and changes in the provision

Site restoration and equipment dismantling (1)	Legal claims	Other	Total
$ millions

Balance as of January 1, 2022	283	13	41	337
Provisions recorded during the year	-	36	3	39
Provisions reversed during the year	(10)	(1)	(1)	(12)
Effect of change in discount rate	(18)	-	-	(18)
Payments during the year	(17)	(3)	(1)	(21)
Translation differences	(10)	-	-	(10)
Balance as of December 31, 2022	228	45	42	315

(1)	Main items under 'Site restoration and equipment dismantling':

a.
Spain – In 2018, a new restoration plan was approved for the Suria and Sallent sites, which included a plan for handling the salt piles and dismantling of facilities. The restoration plan for the Suria site is scheduled to extend until 2094, and for the Sallent site up to 2075.

Estimation of the projected costs for the closure and restoration of the Sallent site – the main portion of the estimated costs for closure and restoration is attributed to restoration of the salt pile. The Company is treating the salt pile, by both utilizing the salt for production and sale for, among others, de-icing purposes, and by processing the material and removing it to the sea via a Collector. As of December 31, 2022, the total provision for the closure and restoration of the Sallent site amounts to $74 million. The estimation is based on a long-term forecast, covering a period of more than 50 years, along with observed estimates and, therefore, the actual costs that may be required to restore the Sallent site may differ, even substantially, from the current provision. In the Company's estimation, the provision in its books reflects the best estimate of the expense required to settle this obligation.

b.
Rotem Israel – as of December 31, 2022, according to the Company's estimation, the provision for the restoration of the mining sites and waste repositories, for Rotem Israel's operations, amounted to $75 million. The provision is measured based on the present value of the cash flows, which relies on the Company's estimation of the future expense required for the restoration of the mining sites. The actual costs that may be required may differ, even substantially, from the current provision, as a result of the inherent complexity of such estimation, the Company's future decisions regarding the facilities and regulatory requirements.

c.
Bromine Israel (Neot Hovav) – pursuant to the Ministry of Environmental Protection, the Company is required to treat both solid waste of past periods which is stored in a designated defined area on the site's premises, and currently-produced waste created during the ongoing production processes in the plant. Waste treatment is partly conducted through a hydro-bromine acid recovering facility (BRU), operated by the Company. Part of the waste is sent for external designated treatment. As of December 31, 2022, the provision for prior periods waste treatment amounted to $27 million. In the Company's estimation, based on the information currently available to it, the provision included in its financial statements covers the estimated cost for treating prior periods waste.